Exhibit 10.12

EXECUTION VERSION

FIRST AMENDMENT

TO SECOND LIEN CREDIT AND GUARANTY AGREEMENT

THIS FIRST AMENDMENT TO SECOND LIEN CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of October 13, 2009 and is entered into by and among BOISE PAPER HOLDINGS, L.L.C., a Delaware limited liability company (“Borrower”), LEHMAN COMMERCIAL PAPER INC. (“LCPI”), as Administrative Agent (“Administrative Agent”) and as Collateral Agent (“Collateral Agent”), BARCLAYS BANK PLC (“Barclays”), the GUARANTORS listed on the signature pages hereto, and J.P. MORGAN SECURITIES INC. (“Arranger”), and is made with reference to that certain SECOND LIEN CREDIT AND GUARANTY AGREEMENT dated as of February 22, 2008 (as amended through the date hereof, the “Credit Agreement”), by and among Borrower, Guarantors, the Lenders from time to time party thereto, Administrative Agent, Collateral Agent, GOLDMAN SACHS CREDIT PARTNERS L.P., as Syndication Agent, and LEHMAN BROTHERS INC., as Documentation Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

RECITALS

WHEREAS, Credit Parties have requested that Requisite Lenders agree to amend certain provisions of the Credit Agreement as provided for herein; and

WHEREAS, the Lenders signatory to an acknowledgement and consent in the form attached hereto as Annex A (a “Lender Consent Letter”) and the signatories hereto have consented pursuant to Section 10.5 of the Credit Agreement to this Amendment, and have authorized the Administrative Agent to execute this Amendment on their behalf, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS TO CREDIT AGREEMENT; CONSENT

Subject to the occurrence of the First Amendment Effective Date (as defined below):

1.1	Amendments to Section 1.

A. Section 1.1 of the Credit Agreement is amended by adding the following definitions in proper alphabetical sequence:

“Expected Seller Note Repayment” means $52,000,000.

“First Amendment” means the First Amendment to Second Lien Credit and Guaranty Agreement, dated as of October 13, 2009, among Borrower, Guarantors, Lenders party thereto, Collateral Agent, and the other parties thereto.

“First Amendment Effective Date” as defined in the First Amendment.

“Permitted Junior Payment Amount” means, as of any date:

(a) the sum, for all such Fiscal Years commencing with the Fiscal Year ending on December 31, 2009, of the portion of Consolidated Excess Cash Flow for any Fiscal Year for which the financial statements required by Section 5.1(c) and the related Compliance Certificate required by Section 5.1(d) shall have been delivered on or prior to such date that Borrower is not required to apply to prepay the loans under the First Lien Credit Agreement pursuant to Section 2.14(d) thereof; minus

(b) the aggregate principal amount of term loans under the First Lien Credit Agreement repaid pursuant to Section 2.14(g) thereof; minus

(c) the amount, if any, by which the sum of (i) the aggregate amount of repurchases by Borrower on the First Amendment Effective Date of Loans (and payments of accrued interest and premium thereon arising therefrom) as and to the extent contemplated by Section II of the First Amendment and (ii) the Expected Seller Note Repayment, exceeds the aggregate proceeds (net of underwriting discounts and commissions) of the issuance of the Permitted Unsecured Notes on the First Amendment Effective Date; minus

(d) the portion of the Permitted Junior Payment Amount previously utilized pursuant to Section 6.4(n).

“Permitted Purchase” means the purchase of Loans by Borrower from one or more Lenders, whether by open market purchase, Dutch auction, negotiated transaction, or otherwise, from time to time in accordance with Section 10.6(j).

“Permitted Senior Notes” means Indebtedness that (i) matures after, and does not require any scheduled amortization, or other scheduled prepayments, repurchases or redemptions, of principal prior to, the Maturity Date (it being understood that such Indebtedness may have mandatory prepayment, repurchase or redemptions provisions satisfying the requirement of clause (ii) below), (ii) has terms and conditions (other than interest rate and redemption premiums), taken as a whole, that are not materially less favorable to Borrower as the terms and conditions customary at the time of the incurrence thereof for high-yield senior debt securities and (iii) is incurred by Borrower, a Guarantor, or any combination thereof; provided that both immediately prior to, and after giving effect to the incurrence thereof and the application of the proceeds therefrom on a pro forma basis, (x) no Default shall exist or result therefrom and (y) Holdings will be in compliance with the covenants set forth in Section 6.7; and provided, further, that a certificate of an Authorized Officer delivered to Administrative Agent at least ten days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that Holdings has determined in good faith that such terms and conditions satisfy the requirements of clause (ii) above shall be conclusive evidence that such terms and conditions satisfy such requirements.

“Permitted Senior Notes Agreement” means any agreement, document or instrument evidencing or governing any Permitted Senior Notes, as it may be amended, restated, supplemented or modified from time to time.

“Permitted Subordinated Notes” means Indebtedness that (i) is subordinated to the Obligations on terms customary at the time of the incurrence thereof for high-yield subordinated debt securities issued in a public offering, (ii) matures after, and does not require any scheduled amortization, or other scheduled prepayments, repurchases or redemptions of principal prior to, the Maturity Date (it being understood that such Indebtedness may have mandatory prepayment, repurchase or redemptions provisions satisfying the requirement of clause (iii) below), (iii) has terms and conditions (other than interest rate and redemption premiums), taken as a whole, that are not materially less favorable to Borrower as the terms and conditions customary at the time of the incurrence thereof for high-yield subordinated debt securities and (iv) is incurred by Borrower, a Guarantor, or any combination thereof; provided that both immediately prior to, and after giving effect to the incurrence thereof and the application of the proceeds therefrom on a pro forma basis, (x) no Default shall exist or result therefrom and (y) Holdings will be in compliance with the covenants set forth in Section 6.7; and provided, further, that a certificate of an Authorized Officer delivered to Administrative Agent at least ten days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that Holdings has determined in good faith that such terms and conditions satisfy the requirements of clause (iii) above shall be conclusive evidence that such terms and conditions satisfy such requirements.

“Permitted Subordinated Notes Agreement” means any agreement, document or instrument evidencing or governing any Permitted Subordinated Notes, as it may be amended, restated, supplemented or modified from time to time.

“Permitted Unsecured Notes” means the Permitted Senior Notes and the Permitted Subordinated Notes.

“Permitted Unsecured Notes Agreement” means any Permitted Senior Notes Agreement or Permitted Subordinated Notes Agreement.

“Seller Note” means the Promissory Note, dated as of February 22, 2008, made by Parent and payable to the order of Boise Cascade, L.L.C., a Delaware limited liability company, or its registered assigns or transferees (as applicable), in the initial principal amount of $41,000,000, together with any promissory notes issued in exchange for, or in replacement of, the original promissory note (or notes issued in exchange for or replacement of such note).

B. Section 1.1 of the Credit Agreement is amended by deleting clause (iv) of the definition of “Change of Control” and inserting the following new clause (iv) in lieu thereof:

“(iv) any “change of control” or similar event under the First Lien Credit Agreement or any Permitted Unsecured Notes Agreement shall occur.”

C. Section 1.1 of the Credit Agreement is amended by making the following changes to the definition of “Consolidated Adjusted EBITDA”: (i) deleting the existing clause (i)(o) appearing therein and inserting the following new clause (i)(o) in lieu thereof: “any losses arising from or attributable to the extinguishment, retirement, prepayment or modification, or acquisition by Holdings or any of its Subsidiaries, of any Indebtedness of Holdings or any of its Subsidiaries,”; and (ii) deleting the existing clause (ii)(b) appearing therein and inserting the following new clause (ii)(b) in lieu thereof: “any income arising from or attributable to the extinguishment, retirement, prepayment or modification, or acquisition by Holdings or any of its Subsidiaries, of any Indebtedness of Holdings or any of its Subsidiaries,”.

D. Section 1.1 of the Credit Agreement is amended by deleting clause (v) of the definition of “Restricted Junior Payment” and inserting the following new clause (v) in lieu thereof:

“(v) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to, any Permitted Senior Notes or any Subordinated Indebtedness.”

E. Section 1.1 of the Credit Agreement is amended by amending and restating the definition of “Subordinated Indebtedness” as follows:

“Subordinated Indebtedness” means Indebtedness permitted under Section 6.1(n) and Indebtedness pursuant to any Permitted Subordinated Notes.

F. Section 1.2 of the Credit Agreement is amended by adding the following sentence to the end thereof:

“Notwithstanding any other provision contained herein, all accounting terms used herein shall be construed, and all computations of amounts and ratios referred to herein (including computations of Consolidated Total Debt) shall be made, without giving effect to any election under Statement of Financial Accounting Standards 159, The Fair Value Option for Financial Assets and Financial Liabilities, or any successor thereto (including pursuant to the Accounting Standards Codification), to value any Indebtedness of Holdings or any of its Subsidiaries at “fair value”, as defined therein.”

1.2	Amendments to Section 2.7.

A. Section 2.7(b) of the Credit Agreement is amended by adding the words “(and any cancellations of Loans pursuant to Section 10.6(j))” immediately after the phrase “in respect of the principal amount of the Loans” appearing in the third sentence thereof.

1.3	Amendments to Section 2.14.

A. Section 2.14(d) of the Credit Agreement is amended by adding the following sentence to the end thereof:

“Notwithstanding the foregoing sentence, subject to Section 2.15(b), in the event that there shall be Consolidated Excess Cash Flow for the Fiscal Year ending December 31, 2009, Borrower shall, no later than ninety-five days after the end of such Fiscal Year (and in lieu of any payment otherwise required under the foregoing sentence with respect to such Fiscal Year), prepay the Loans as set forth in Section 2.15(b) in an aggregate amount equal to (i) 50% of such Consolidated Excess Cash Flow minus (ii) voluntary prepayments of the Loans and voluntary repayments of the Loans (as defined in the First Lien Credit Agreement) made from operating cash flow (excluding repayments of Revolving Loans or Swing Line Loans (each as defined in the First Lien Credit Agreement) except to the extent the Revolving Commitments (as defined in the First Lien Credit Agreement) are permanently reduced in connection with such repayments) minus (iii) the amount of Term Loans (as defined in the First Lien Credit Agreement) prepaid pursuant to Section 2.14(g) of the First Lien Credit Agreement.”

1.4	Amendments to Section 6.1.

A. Section 6.1(m) of the Credit Agreement is amended and restated as follows:

“(m) Permitted Unsecured Notes;”

1.5	Amendments to Section 6.3.

A. Section 6.3(i) of the Credit Agreement is amended by deleting the word “and” at the end thereof and replacing it with a comma.

B. Section 6.3 of the Credit Agreement is amended by adding the following new clause (j) after clause (i) appearing therein:

“(j) any restrictions appearing in Permitted Unsecured Notes Agreements as in effect on the date of incurrence of the related Permitted Unsecured Notes and”.

C. Section 6.3 of the Credit Agreement is amended by renumbering the existing clause (j) appearing therein as clause (k), and deleting the phrase “clauses (a) through (i)” appearing in such clause and inserting the phrase “clauses (a) through (j)” in lieu thereof.

1.6	Amendments to Section 6.4.

A. Section 6.4(h) of the Credit Agreement is amended by deleting the word “and” at the end thereof.

B. Section 6.4(i) of the Credit Agreement is amended by deleting the period at the end thereof and replacing it with a semicolon.

C. Section 6.4 of the Credit Agreement is amended by adding the following as new clauses (j), (k), (l), (m), (n) and (o) thereof:

“(j) any Credit Party may make regularly scheduled payments of interest and principal, and, to the extent, if any, constituting Restricted Junior Payments, payments of fees, expenses, and any other amount (other than interest and principal), in each case in respect of Permitted Unsecured Notes or any guaranty thereof;”

“(k) Borrower or any of its Subsidiaries may make Restricted Junior Payments to Holdings, the proceeds of which will be used by Holdings solely for distributions to Parent to repay, prepay or repurchase the Seller Note, in whole or in part, so long as Parent applies the amount of any such Restricted Junior Payment for such purpose promptly after receipt thereof;”

“(l) Intentionally Omitted;”

“(m) Intentionally Omitted;”

“(n) any Credit Party may (i) make Restricted Junior Payments in the form of repayment, prepayment, redemption or repurchase of Indebtedness outstanding under any Permitted Unsecured Notes; provided that at the time of the making thereof, (y) no Event of Default shall have occurred and be continuing and (z) the aggregate amount of each Restricted Junior Payment made in reliance on this clause (n) shall not exceed the Permitted Junior Payment Amount at such time; and (ii) make payments of accrued interest and premium on Indebtedness outstanding under any Permitted Unsecured Notes arising from any Restricted Junior Payment made in reliance on subclause (i) above; and”

“(o) any Credit Party may (i) make Restricted Junior Payments in the form of repayment, prepayment, redemption or repurchase of Indebtedness outstanding under any Permitted Unsecured Notes; provided that at the time of the making thereof, (A) no Event of Default shall have occurred and be continuing and (B) the aggregate amount of each Restricted Junior Payment made in reliance on this clause (o) shall not exceed the amount, if any, by which the aggregate proceeds (net of underwriting discounts and commissions) of the issuance of the Permitted Unsecured Notes on the First Amendment Effective Date exceeds the sum of (x) the aggregate amount of repurchases by Borrower on the First Amendment Effective Date of Loans (and make payments of accrued interest and premium thereon arising therefrom) as and to the extent contemplated by Section II of the First Amendment and (y) the Expected Seller Note Repayment; and (ii) make payments of accrued interest and premium on Indebtedness outstanding under any Permitted Unsecured Notes arising from any Restricted Junior Payment made in reliance on subclause (i) above.”

1.7	Amendments to Section 6.5.

A. Section 6.5(ix) of the Credit Agreement is amended by deleting the word “and” at the end thereof and replacing it with a comma.

B. Section 6.5 of the Credit Agreement is amended by adding the following new clause (x) after clause (ix) appearing therein:

“(x) any restrictions appearing in Permitted Unsecured Notes Agreements as in effect on the date of incurrence of the related Permitted Unsecured Notes”.

C. Section 6.5 of the Credit Agreement is amended by renumbering the existing clause (x) appearing therein as clause (xi), and deleting the phrase “clauses (i) through (ix)” appearing in such clause and inserting the phrase “clauses (i) through (x)” in lieu thereof.

1.8	Amendments to Section 6.6.

A. Section 6.6(p) of the Credit Agreement is amended by deleting the word “and” at the end thereof.

B. Section 6.6 of the Credit Agreement is amended by adding the following new clause (q) after clause (p) appearing therein:

“(q) Investments in the form of acquisition by Holdings or any of its Subsidiaries of the Seller Note, or any portion thereof; and”

C. Section 6.6 of the Credit Agreement is amended by renumbering the existing clause (q) appearing therein as clause (r), and deleting the phrase “clause (q)” appearing in such clause and inserting the phrase “clause (r)” in lieu thereof.

1.9	Amendments to Section 6.7.

A. Section 6.7(b) of the Credit Agreement is amended by deleting the last six lines of the table set forth therein and inserting the following in lieu thereof:

“December 31, 2009, and thereafter	5.00:1.00”

1.10	Amendments to Section 6.11.

A. Section 6.11(f) of the Credit Agreement is amended by deleting the word “and” at the end thereof.

B. Section 6.11(g) of the Credit Agreement is amended by deleting the period at the end thereof and replacing it with “; and”.

C. Section 6.11 of the Credit Agreement is amended by adding the following as new clause (h) thereof:

“(h) Holdings or any of its Subsidiaries may acquire the Seller Note, or any portion thereof.”

1.11	Amendments to Section 6.13.

A. Section 6.13(a)(i) of the Credit Agreement is amended by inserting the words “, the Permitted Unsecured Notes Agreements” after the words “the other Credit Documents” appearing therein.

B. Section 6.13(a)(iii)(B) of the Credit Agreement is amended by inserting the words “and the Permitted Unsecured Notes Agreements” after the words “the Related Agreements” appearing therein.

1.12	Amendments to Section 9.5.

A. Section 9.5 of the Credit Agreement is hereby amended by adding the following new clause (c) to the end thereof:

“(c) Each Lender acknowledges that the Borrower is an Eligible Assignee hereunder and may purchase Loans hereunder from Lenders from time to time, subject to the restrictions set forth in this Agreement. Each Lender acknowledges that in connection with Permitted Purchases, the Borrower currently may have, and later may come into possession of, information regarding the Loans or the Credit Parties hereunder that may be material and may not be available to it (“Excluded Information”). Each Lender further acknowledges that the Excluded Information may not be available to Administrative Agent or the other Lenders hereunder.”

1.13	Amendments to Section 10.6.

A. Section 10.6 of the Credit Agreement is hereby amended by adding the following new clause (j) at the end thereof:

“(j)(i) Notwithstanding anything to the contrary in paragraphs (b), (c), (d), (e) and (f) of this Section or in the definition of “Assignment Agreement” and “Eligible Assignee”, each Lender shall have the right at any time to sell, assign or transfer all or a portion of its rights and obligations under and in respect of any Loan to Borrower; provided that (i) each such assignment and transfer shall be of a uniform, and not varying, percentage of all rights and obligations under and in respect of any Loan, and (ii) no Default or Event of Default shall have occurred and be continuing. On the Assignment Effective Date with respect to each Permitted Purchase, Borrower shall be deemed to have represented and warranted that the condition specified in clause (ii) above has been satisfied (it being agreed that the assignor Lender in respect of such Permitted Purchase and each Agent shall be entitled to rely, and shall not incur any liability for relying, upon the foregoing representation and warranty of Borrower). Any such assignment may be effected pursuant to an Assignment Agreement (with such revisions as may be necessary or appropriate to conform to the terms of this Section 10.6(j), which necessary or appropriate revisions shall be deemed approved by Administrative Agent) or such other documentation as may be acceptable to the assignor Lender and Borrower. Accrued interest on the assigned Loans shall be payable on the applicable Assignment Effective Date in accordance with Section 2.16.

(ii) Notwithstanding anything herein or in the other Credit Documents to the contrary, (A) on the Assignment Effective Date with respect to any Permitted Purchase, all the Loans that shall have been sold, assigned or transferred to Borrower pursuant thereto shall automatically (and without any further action on the part of any Person) be deemed forgiven by Borrower and be deemed satisfied, cancelled and no longer outstanding (and may not be resold by Borrower) for all purposes of this Agreement and all of the other Credit Documents and (B) Borrower shall be deemed not to have acquired pursuant thereto any rights or obligations of a Lender, or to be a Lender, under this Agreement or any of the other Credit Documents.

(iii) Notwithstanding anything herein or in the other Credit Documents to the contrary, (A) no sale, assignment or transfer of rights and obligations under or in respect of any Loan pursuant to any Permitted Purchase shall be deemed to be a payment or prepayment of such Loan pursuant to, or for purposes of, Sections 2.13, 2.14, 2.15, 2.16 and 2.17 (and, for the avoidance of doubt, no Permitted Purchase, or any payment in respect thereof or any forgiveness, satisfaction or cancellation resulting therefrom, shall give rise to (x) any payment of premium pursuant to Sections 2.13(b) and 2.13(c) or (y) any payment pursuant to Section 2.17) and (B) Borrower shall be deemed to have made no representation or warranty pursuant to paragraph (e) of this Section.

(iv) Borrower agrees that it shall not enter into any arrangement with any Person pursuant to which such Person shall purchase and assume any Loan from any Lender and subsequently sell, assign or transfer such Loan to Borrower in a Permitted Purchase, in each case unless such Person, or Borrower, shall have disclosed to such Lender, prior to the earlier of (A) the time as of which such Lender shall have become irrevocably obligated to sell, assign or transfer such Loan to such Person or (B) the Assignment Effective Date with respect to such sale, assignment or transfer, that such Person is purchasing and assuming such Loan with the intent of subsequently selling, assigning or transferring such Loan to Borrower.

(v) Together with each delivery of a Compliance Certificate pursuant to Section 5.1(d), Holdings will deliver to Administrative Agent, for the benefit of the Lenders, a schedule of all Permitted Purchases consummated by Borrower during the most recent fiscal quarter (in the case of any Compliance Certificate accompanying financial statements delivered pursuant to Section 5.1(b)) or the most recent fiscal year (in the case of any Compliance Certificate accompanying financial statements delivered pursuant to Section 5.1(c)) (it being agreed that such schedule shall be delivered as part of, and shall constitute a part of, such Compliance Certificate).

1.14	Consent.

A. Each Lender hereby consents to the amendment of the First Lien Credit Agreement in substantially the form of Annex I hereto.

SECTION II. CERTAIN ASSIGNMENTS

A. Certain Assignments. On the First Amendment Effective Date, (i) each Lender whose name appears on Exhibit II hereto (each, a “Selling Lender”) shall be deemed to have sold, assigned and transferred all of its rights and obligations under and in respect to its Loans in an aggregate principal amount set forth next to its name on Exhibit II hereto, and Borrower shall be deemed to have assumed and purchased, from each Selling Lender, all such rights and obligations, in each case for a purchase price (expressed as a percentage of the par amount of each such Loan) equal to 113.0%, and (ii) Borrower shall pay to Arranger, for the account of each Selling Lender, the aggregate amount due to such Selling Lender pursuant to clause (i) above. All such payments by Borrower shall be made in Dollars in same day funds, without defense, setoff or counterclaim, and shall be made to an account specified by Arranger for such purpose.

B. Effectiveness and Recordation. Each sale, assignment, transfer, assumption and purchase referred to in paragraph A of this Section shall constitute a Permitted Purchase for all purposes of the Credit Agreement (including Section 10.6(j) thereof), and shall be recorded by Administrative Agent in the Register on the Amendment Effective Date (and the Amendment Effective Date shall be deemed to be the “Assignment Effective Date” with respect to each such Permitted Purchase).

C. No Assignment Agreement; No Fees. Notwithstanding anything to the contrary in the Credit Agreement, as amended by this Amendment, no Assignment Agreement shall be required to be executed or delivered, and no registration and processing fee referred to in Section 10.6(d) of the Credit Agreement shall be required to be paid, by any Selling Lender or Borrower in connection with any Permitted Purchase consummated pursuant to paragraph A of this Section.

SECTION III. AMENDMENTS TO CREDIT AGREEMENT RELATING TO AGENT REPLACEMENT; CONSENT

Subject to the occurrence of the Agent Replacement Effective Date (as defined below):

3.1	Amendments to Section 1.

A. Section 1.1 of the Credit Agreement is amended by deleting the definition of “LCPI” in its entirety.

3.2	Amendments to Certain Terms.

A. The Credit Agreement is further amended by deleting each instance of the words “Lehman Commercial Paper Inc.” and “LCPI” and inserting the words “Barclays Bank PLC” in lieu thererof.

3.3	Consent.

A. Each Lender hereby consents to the resignation of LCPI as Administrative Agent and as Collateral Agent, and effective upon the Agent Replacement Effective Date appoints Barclays as successor Administrative Agent and successor Collateral Agent. The requirement contained in Section 9.7 of the Credit Agreement that the current Administrative Agent or Collateral Agent provide prior notice to the Lenders of such resignation is hereby waived. Barclays, as successor Administrative Agent, will notify the Lenders upon the occurrence of the Agent Replacement Effective Date.

SECTION IV. CONDITIONS TO EFFECTIVENESS OF AMENDMENT AGREEMENT

This Amendment shall become effective (except as provided in Sections V and VI below) as of the date hereof only upon the satisfaction of the following condition precedent (the date of satisfaction of such condition being referred to herein as the “Amendment Agreement Effective Date”):

A. Execution. Arranger (or its counsel) shall have received (i) a counterpart signature page of this Amendment duly executed by each of the Credit Parties, and (ii) a counterpart signature page of the Lender Consent Letter duly executed by Requisite Lenders and each Selling Lender, (iii) a counterpart signature page of this Amendment duly executed by Administrative Agent, (iv) a counterpart signature page of this Amendment duly executed by Collateral Agent, and (v) a counterpart signature page of this Amendment duly executed by Arranger.

SECTION V. CONDITIONS TO EFFECTIVENESS OF AMENDMENTS

The amendments, consents, waivers and assignments set forth in Sections I and II of this Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent on or prior to December 15, 2009 (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

A. Amendment Agreement. The Amendment Agreement Effective Date shall have occurred.

B. First Lien Credit Agreement Amendment. The First Lien Credit Agreement Amendment shall have become effective, and the “First Amendment Effective Date” (as defined therein) shall have occurred, and Borrower shall have delivered to Arranger a certificate of a Financial Officer to that effect.

C. Permitted Unsecured Notes Issuance. Borrower shall have received an aggregate amount of proceeds (net of underwriting discounts and commissions) from the issuance of the Permitted Unsecured Notes that is no less than (a) the aggregate amount of Loans that is contemplated to be repurchased by Borrower pursuant to Section II hereof, plus (b) the Expected Seller Note Repayment, minus (c) $75,000,000.

SECTION VI. CONDITIONS TO EFFECTIVENESS OF AGENT REPLACEMENT

The amendments, consents, waivers and assignments set forth in Section III of this Amendment shall become effective as of the effective date of the Agent Replacement Agreement referred to below only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Agent Replacement Effective Date”); provided that the consent in Section 3.3 (regarding Lender consent to replacement of the Administrative Agent and the Collateral Agent) shall become effective on the Amendment Agreement Effective Date:

A. Amendment Agreement. The Amendment Agreement Effective Date shall have occurred, and Arranger (or its counsel) shall have received a counterpart signature page of this Amendment duly executed by Barclays.

B. Agent Replacement Agreement. Administrative Agent, Collateral Agent, Barclays, and Borrower shall have entered into an agreement acceptable to each of them in their sole discretion effecting the resignation of LCPI as Administrative Agent and Collateral Agent, the acceptance by Barclays of appointment as successor Administrative Agent and Collateral Agent, the approval thereof by Borrower in accordance with the Credit Agreement, and such other terms related thereto as such parties shall agree.

SECTION VII. REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party represents and warrants as of the date hereof to each Lender that the following statements are true and correct:

A. Due Authorization; Valid Agreement. The execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of each Credit Party. This Amendment has been duly executed and delivered by each Credit Party and constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability, regardless of whether considered in a proceeding in equity or at law.

B. Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained herein and in the other Credit Documents will be true and correct in all material respects (except that any representation or warranty that is qualified as to materiality or Material Adverse Effect will be true and correct in all respects) on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (except that any representation or warranty that is qualified as to materiality or Material Adverse Effect are true and correct in all respects) on and as of such earlier date.

C. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION VIII. ACKNOWLEDGMENT AND CONSENT

Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” under each of the Credit Documents to which it is a party (in each case as such terms are defined in the applicable Credit Document).

Each Guarantor acknowledges and agrees that any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION IX. MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Credit Documents.

(i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Amendment”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

B. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS (WITHOUT REGARD TO CHOICE OF LAW RULES, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) OF THE STATE OF NEW YORK.

D. Exculpation. Arranger, in connection with the execution, delivery and performance of this Amendment, shall have the benefit of all the exculpatory and similar protective provisions that are set forth in Section 9 of the Credit Agreement for the benefit of any Agent (as if Arranger were included in the definition of Agent), together with the benefit of all acknowledgements, agreements and representations by the Lenders provided or made in connection therewith.

E. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:	BOISE PAPER HOLDINGS, L.L.C.

	By:	/s/ Robert M. McNutt
Name: Robert M. McNutt
Title: Senior Vice President & Chief Financial Officer

GUARANTORS:	BZ INTERMEDIATE HOLDINGS LLC

	By:	/s/ Robert M. McNutt
Name: Robert M. McNutt
Title: Senior Vice President & Chief Financial Officer

BOISE WHITE PAPER, L.L.C.

BOISE PACKAGING & NEWSPRINT, L.L.C.

BOISE CASCADE TRANSPORTATION HOLDINGS CORP.

BOISE WHITE PAPER SALES CORP.

BOISE WHITE PAPER HOLDINGS CORP.

INTERNATIONAL FALLS POWER COMPANY

MINNESOTA, DAKOTA & WESTERN RAILWAY COMPANY

BEMIS CORPORATION

B C T, INC

	By:	/s/ Robert M. McNutt
Name: Robert M. McNutt
Title: Senior Vice President & Chief Financial Officer

LEHMAN COMMERCIAL PAPER INC.,
as Administrative Agent and as Collateral Agent

By:	/s/ Steve Shirreffs
Name: Steve Shirreffs
Authorized Signatory

BARCLAYS BANK PLC,

By:
Authorized Signatory

J.P. MORGAN SECURITIES INC.,
as Arranger

By:	/s/ Mark H. Radin
Name: Mark H. Radin
Authorized Signatory

Annex A

ACKNOWLEDGMENT AND CONSENT TO FIRST AMENDMENT

TO SECOND LIEN CREDIT AND GUARANTY AGREEMENT

To:	Lehman Commercial Paper Inc., as Administrative Agent
under the Second Lien Credit and Guaranty Agreement referred to below

Ladies and Gentlemen:

Reference is made to that certain SECOND LIEN CREDIT AND GUARANTY AGREEMENT dated as of February 22, 2008 (as amended through the date hereof, the “Credit Agreement”), by and among BOISE PAPER HOLDINGS, L.L.C., a Delaware limited liability company (“Borrower”), the GUARANTORS party thereto, the LENDERS from time to time party thereto, LEHMAN COMMERCIAL PAPER INC. (“LCPI”), as Administrative Agent (“Administrative Agent”) and as Collateral Agent (“Collateral Agent”), GOLDMAN SACHS CREDIT PARTNERS L.P., as Syndication Agent, and LEHMAN BROTHERS INC., as Co-Documentation Agents.

Borrower has requested certain amendments to the Credit Agreement on the terms and conditions described in the First Amendment to Second Lien Credit and Guaranty Agreement to which this Lender Consent Letter is attached as Annex A (the “Amendment”).

Pursuant to Section 10.5 of the Credit Agreement, the undersigned Lender hereby agrees and consents to all of the terms and conditions of the Amendment (including the Lender consents and waivers set forth in Sections 1.14 and 3.3 thereof and, in the case of each Selling Lender, the sales, assignments and transfers set forth in Section II) and authorizes the Administrative Agent to execute the Amendment on behalf of such Lender.

Very truly yours,

Exhibit I

Form of Amendment to First Lien Credit Agreement

FIRST AMENDMENT

TO CREDIT AND GUARANTY AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of October 13, 2009 and is entered into by and among BOISE PAPER HOLDINGS, L.L.C., a Delaware limited liability company (“Borrower”), GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as Administrative Agent (“Administrative Agent”) and as Collateral Agent (“Collateral Agent”), the GUARANTORS listed on the signature pages hereto, and J.P. MORGAN SECURITIES INC. (“Arranger”), and is made with reference to that certain CREDIT AND GUARANTY AGREEMENT dated as of February 22, 2008 (as amended through the date hereof, the “Credit Agreement”), by and among Borrower, Guarantors, the Lenders from time to time party thereto, GSCP, as Administrative Agent and as Collateral Agent, TORONTO DOMINION (TEXAS) LLC, as Syndication Agent, and BANK OF AMERICA, N.A. and COBANK, ACB, as Co-Documentation Agents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

RECITALS

WHEREAS, Credit Parties have requested that Requisite Lenders agree to amend certain provisions of the Credit Agreement as provided for herein; and

WHEREAS, the Lenders signatory to an acknowledgement and consent in the form attached hereto as Annex A (a “Lender Consent Letter”) and the signatories hereto have consented pursuant to Section 10.5 of the Credit Agreement to this Amendment, and have authorized the Administrative Agent to execute this Amendment on their behalf, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS TO CREDIT AGREEMENT; CONSENT

Subject to the occurrence of the First Amendment Effective Date (as defined below):

1.1	Amendments to Section 1.

A. Section 1.1 of the Credit Agreement is amended by adding the following definitions in proper alphabetical sequence:

“Consolidated First Lien Secured Debt” means, as of any date of determination, (a) the sum of (i) the aggregate stated balance sheet amount of all Indebtedness of Holdings and its Subsidiaries that is secured by a Lien on any asset of Holdings or any of its Subsidiaries (other than any such Indebtedness permitted by Section 6.1(c)), determined on a consolidated basis in accordance with GAAP, and (ii) that portion of obligations with respect to Capital Leases that is classified as a capitalized liability on the balance sheet of Holdings and its Subsidiaries as of such date, determined in accordance with GAAP, minus (b) the lesser of (i) the aggregate amount of cash and Cash Equivalents (in each case, free and clear of all Liens, other than nonconsensual Liens permitted by Section 6.2), included in the consolidated balance sheet of Holdings and its Subsidiaries as of such date and (ii) $35,000,000.

“Expected Seller Note Repayment” means $52,000,000.

“First Amendment” means the First Amendment to Credit and Guaranty Agreement, dated as of October 13, 2009, among Borrower, Guarantors, Lenders party thereto, Collateral Agent, and the other parties thereto.

“First Amendment Effective Date” as defined in the First Amendment.

“First Lien Secured Leverage Ratio” means the ratio as of the last day of any Fiscal Quarter of (i) Consolidated First Lien Secured Debt as of such day to (ii) Consolidated Adjusted EBITDA for the four-Fiscal Quarter period ending on such date.

“Permitted Junior Payment Amount” means, as of any date:

(a) the sum, for all such Fiscal Years commencing with the Fiscal Year ending on December 31, 2009, of the portion of Consolidated Excess Cash Flow for any Fiscal Year for which the financial statements required by Section 5.1(c) and the related Compliance Certificate required by Section 5.1(d) shall have been delivered on or prior to such date that Borrower is not required to apply to prepay the Loans pursuant to Section 2.14(d); minus

(b) the aggregate principal amount of Term Loans prepaid pursuant to Section 2.14(g); minus

(c) the amount, if any, by which the sum of (i) the aggregate amount of Restricted Junior Payments made by Borrower in reliance on Section 6.4(l) and (ii) the Expected Seller Note Repayment, exceeds the aggregate proceeds (net of underwriting discounts and commissions) of the issuance of the Permitted Unsecured Notes on the First Amendment Effective Date; minus

(d) the portion of the Permitted Junior Payment Amount previously utilized pursuant to Sections 6.4(m) and 6.4(n).

“Permitted Senior Notes” means Indebtedness in an aggregate principal amount not to exceed at the time of incurrence thereof (i) $300,000,000 plus (ii) the Permitted Unsecured Notes Amount at such time minus (iii) the aggregate principal amount of Permitted Unsecured Notes outstanding at such time, that (A) matures after, and does not require any scheduled amortization, or other scheduled prepayments, repurchases or redemptions, of principal prior to, the Tranche B Term Loan Maturity Date (it being understood that such Indebtedness may have mandatory prepayment, repurchase or redemptions provisions satisfying the requirement of clause (B) below), (B) has terms and conditions (other than interest rate and redemption premiums), taken as a whole, that are not materially less favorable to Borrower as the terms and conditions customary at the time of the incurrence thereof for high-yield senior debt securities and (C) is incurred by Borrower, a Guarantor, or any combination thereof; provided that both immediately prior to, and after giving effect to the incurrence thereof and the application of the proceeds therefrom on a pro forma basis, (x) no Default shall exist or result therefrom and (y) Holdings will be in compliance with the covenants set forth in Section 6.7; and provided, further, that a certificate of an Authorized Officer delivered to Administrative Agent at least ten days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that Holdings has determined in good faith that such terms and conditions satisfy the requirements of clause (B) above shall be conclusive evidence that such terms and conditions satisfy such requirements.

“Permitted Senior Notes Agreement” means any agreement, document or instrument evidencing or governing any Permitted Senior Notes, as it may be amended, restated, supplemented or modified from time to time.

“Permitted Subordinated Notes” means Indebtedness in an aggregate principal amount not to exceed at the time of incurrence thereof (i) the Permitted Unsecured Notes Amount at such time minus (ii) the aggregate principal amount of Permitted Unsecured Notes outstanding at such time, that (A) is subordinated to the Obligations on terms customary at the time of the incurrence thereof for high-yield subordinated debt securities issued in a public offering, (B) matures after, and does not require any scheduled amortization, or other scheduled prepayments, repurchases or redemptions of principal prior to, the Tranche B Term Loan Maturity Date (it being understood that such Indebtedness may have mandatory prepayment, repurchase or redemptions provisions satisfying the requirement of clause (C) below), (C) has terms and conditions (other than interest rate and redemption premiums), taken as a whole, that are not materially less favorable to Borrower as the terms and conditions customary at the time of the incurrence thereof for high-yield subordinated debt securities and (D) is incurred by Borrower, a Guarantor, or any combination thereof; provided that both immediately prior to, and after giving effect to the incurrence thereof and the application of the proceeds therefrom on a pro forma basis, (x) no Default shall exist or result therefrom and (y) Holdings will be in compliance with the covenants set forth in Section 6.7; and provided, further, that a certificate of an Authorized Officer delivered to Administrative Agent at least ten days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that Holdings has determined in good faith that such terms and conditions satisfy the requirements of clause (C) above shall be conclusive evidence that such terms and conditions satisfy such requirements.

“Permitted Subordinated Notes Agreement” means any agreement, document or instrument evidencing or governing any Permitted Subordinated Notes, as it may be amended, restated, supplemented or modified from time to time.

“Permitted Unsecured Notes” means the Permitted Senior Notes and the Permitted Subordinated Notes.

“Permitted Unsecured Notes Agreement” means any Permitted Senior Notes Agreement or Permitted Subordinated Notes Agreement.

“Permitted Unsecured Notes Amount” means, with respect to incurrence of any Permitted Unsecured Notes, such principal amount of Permitted Unsecured Notes as, as of the date of incurrence thereof and after giving effect thereto, and the application of proceeds thereof, on a pro forma basis (but excluding, for purposes of determining Consolidated Total Debt, (i) any increase in the amount of cash and Cash Equivalents resulting from the proceeds thereof and (ii) any Permitted Unsecured Notes outstanding at that time), would not cause the Leverage Ratio as of the last day of the Fiscal Quarter most recently ended on or prior to such date to exceed 4.25 to 1.00.

“Second Lien Credit Agreement Amendment” as defined in the First Amendment.

“Seller Note” means the Promissory Note, dated as of February 22, 2008, made by Parent and payable to the order of Boise Cascade, L.L.C., a Delaware limited liability company, or its registered assigns or transferees (as applicable), in the initial principal amount of $41,000,000, together with any promissory notes issued in exchange for, or in replacement of, the original promissory note (or notes issued in exchange for or replacement of such note).

B. Section 1.1 of the Credit Agreement is amended by deleting clause (iv) of the definition of “Change of Control” and inserting the following new clause (iv) in lieu thereof:

“(iv) any “change of control” or similar event under the Second Lien Credit Agreement or any Permitted Unsecured Notes Agreement shall occur.”

C. Section 1.1 of the Credit Agreement is amended by making the following changes to the definition of “Consolidated Adjusted EBITDA”: (i) deleting the existing clause (i)(o) appearing therein and inserting the following new clause (i)(o) in lieu thereof: “any losses arising from or attributable to the extinguishment, retirement, prepayment or modification, or acquisition by Holdings or any of its Subsidiaries, of any Indebtedness of Holdings or any of its Subsidiaries,”; (ii) deleting the existing clause (ii)(b) appearing therein and inserting the following new clause (ii)(b) in lieu thereof: “any income arising from or attributable to the extinguishment, retirement, prepayment or modification, or acquisition by Holdings or any of its Subsidiaries, of any Indebtedness of Holdings or any of its Subsidiaries,”; (iii) deleting the words “For purposes of calculating the financial covenants in Sections 6.7(a) and 6.7(b),” appearing in the last sentence thereof and inserting the words “For purposes of calculating the financial covenants in Sections 6.7(a), 6.7(b) and 6.7(e),” in lieu thereof; and (iv) inserting at the end thereof the following sentence:

“For purposes only of calculating the Permitted Unsecured Notes Amount, Consolidated Adjusted EBITDA for any period shall be reduced by the amount of credits described in Section 6426 of the Internal Revenue Code that would otherwise be included in Consolidated Adjusted EBITDA for such period (net of Taxes and other amounts in respect of such credits that would otherwise reduce Consolidated Adjusted EBITDA for such period).”

D. Section 1.1 of the Credit Agreement is amended by deleting clause (v) of the definition of “Restricted Junior Payment” and inserting the following new clause (v) in lieu thereof:

“(v) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to, the Second Lien Credit Agreement, any Permitted Senior Notes or any Subordinated Indebtedness.”

E. Section 1.1 of the Credit Agreement is amended to insert at the end of the definition of “Second Lien Credit Agreement” the words “; provided that no Permitted Unsecured Notes Agreement shall be deemed to constitute the Second Lien Credit Agreement”.

F. Section 1.1 of the Credit Agreement is amended by amending and restating the definition of “Subordinated Indebtedness” as follows:

“Subordinated Indebtedness” means Indebtedness permitted under Section 6.1(n) and Indebtedness pursuant to any Permitted Subordinated Notes.

G. Section 1.2 of the Credit Agreement is amended by adding the following sentence to the end thereof:

“Notwithstanding any other provision contained herein, all accounting terms used herein shall be construed, and all computations of amounts and ratios referred to herein (including computations of Consolidated First Lien Secured Debt and Consolidated Total Debt) shall be made, without giving effect to any election under Statement of Financial Accounting Standards 159, The Fair Value Option for Financial Assets and Financial Liabilities, or any successor thereto (including pursuant to the Accounting Standards Codification), to value any Indebtedness of Holdings or any of its Subsidiaries at “fair value”, as defined therein.”

1.2	Amendments to Section 2.14.

A. Section 2.14(d) of the Credit Agreement is amended by adding the following sentence to the end thereof:

“Notwithstanding the foregoing sentence, subject to Section 2.15(c), in the event that there shall be Consolidated Excess Cash Flow for the Fiscal Year ending December 31, 2009, Borrower shall, no later than ninety-five days after the end of such Fiscal Year (and in lieu of any payment otherwise required under the foregoing sentence with respect to such Fiscal Year), prepay the Loans as set forth in Section 2.15(b) in an aggregate amount equal to (i) 50% of such Consolidated Excess Cash Flow minus (ii) voluntary prepayments of the Loans made from operating cash flow (excluding repayments of Revolving Loans or Swing Line Loans except to the extent the Revolving Commitments are permanently reduced in connection with such repayments) minus (iii) the amount of Term Loans prepaid pursuant to Section 2.14(g).”

B. Section 2.14 is hereby amended by inserting the following as new clause (g) thereof:

“(g) First Amendment. Subject to Section 2.15(c), Borrower shall, on the First Amendment Effective Date, prepay Term Loans in the amount of $75,000,000.”

1.3	Amendments to Section 6.1.

A. Section 6.1(c) of the Credit Agreement is amended by adding the following at the end thereof:

“(which amount shall be reduced by the aggregate principal amount of such Indebtedness repurchased by Borrower (including pursuant to the Second Lien Credit Agreement Amendment) and cancelled pursuant to the terms thereof).”

B. Section 6.1(m) of the Credit Agreement is amended and restated as follows:

“(m) Permitted Unsecured Notes;”

1.4	Amendments to Section 6.3.

A. Section 6.3(i) of the Credit Agreement is amended by deleting the word “and” at the end thereof and replacing it with a comma.

B. Section 6.3 of the Credit Agreement is amended by adding the following new clause (j) after clause (i) appearing therein:

“(j) any restrictions appearing in Permitted Unsecured Notes Agreements as in effect on the date of incurrence of the related Permitted Unsecured Notes and”.

C. Section 6.3 of the Credit Agreement is amended by renumbering the existing clause (j) appearing therein as clause (k), and deleting the phrase “clauses (a) through (i)” appearing in such clause and inserting the phrase “clauses (a) through (j)” in lieu thereof.

1.5	Amendments to Section 6.4.

A. Section 6.4(a) of the Credit Agreement is amended and restated in its entirety as follows:

“(a) Borrower may (i) make regularly scheduled payments of principal and interest due in respect of Indebtedness incurred under the Second Lien Credit Agreement, (ii) make mandatory prepayments of principal and interest due in respect of Indebtedness incurred under the Second Lien Credit Agreement that are required under the Second Lien Credit Agreement, but only to the extent permitted under Sections 2.15(b) and 2.15(c), and (iii) to the extent, if any, constituting Restricted Junior Payments, make payments of fees, expenses and any other amount (other than interest and principal) due in respect of Indebtedness incurred under the Second Lien Credit Agreement;”

B. Section 6.4(h) of the Credit Agreement is amended by deleting the word “and” at the end thereof.

C. Section 6.4(i) of the Credit Agreement is amended by deleting the period at the end thereof and replacing it with a semicolon.

D. Section 6.4 of the Credit Agreement is amended by adding the following as new clauses (j), (k), (l), (m), (n) and (o) thereof:

“(j) any Credit Party may make regularly scheduled payments of interest and principal, and, to the extent, if any, constituting Restricted Junior Payments, payments of fees, expenses, and any other amount (other than interest and principal), in each case in respect of Permitted Unsecured Notes or any guaranty thereof;”

“(k) Borrower or any of its Subsidiaries may make Restricted Junior Payments to Holdings, the proceeds of which will be used by Holdings solely for distributions to Parent to repay, prepay or repurchase the Seller Note, in whole or in part, so long as Parent applies the amount of any such Restricted Junior Payment for such purpose promptly after receipt thereof;”

“(l) Borrower may repurchase on the First Amendment Effective Date Indebtedness outstanding under the Second Lien Credit Agreement (and make payments of accrued interest and premium thereon arising therefrom) as and to the extent contemplated by Section II of the Second Lien Credit Agreement Amendment;

“(m) Borrower may (i) make Restricted Junior Payments in the form of repayment, prepayment, redemption or repurchase of Indebtedness outstanding under the Second Lien Credit Agreement; provided that (x) the aggregate amount of such Restricted Junior Payments shall not exceed $50,000,000, (y) at the time of the making thereof, no Event of Default shall have occurred and be continuing and (z) at the time of the making thereof, the aggregate amount of each Restricted Junior Payment made in reliance on this clause (m) shall not exceed the Permitted Junior Payment Amount at such time; and (ii) make payments of accrued interest and premium on Indebtedness outstanding under the Second Lien Credit Agreement arising from any Restricted Junior Payment made in reliance on subclause (i) above;

“(n) any Credit Party may (i) make Restricted Junior Payments in the form of repayment, prepayment, redemption or repurchase of Indebtedness outstanding under the Second Lien Credit Agreement or any Permitted Unsecured Notes; provided that (x) at the time of the making thereof, the aggregate amount of each Restricted Junior Payment made in reliance on this clause (n) shall not exceed the Permitted Junior Payment Amount at such time, (y) at the time of the making thereof, no Event of Default shall have occurred and be continuing and (z) the First Lien Secured Leverage Ratio, calculated as of the last day of the Fiscal Quarter most recently ended prior to the time of the making of each Restricted Junior Payment made in reliance on this clause (n), shall not exceed 2.0 to 1.0; and (ii) make payments of accrued interest and premium on Indebtedness outstanding under the Second Lien Credit Agreement or any Permitted Unsecured Notes arising from any Restricted Junior Payment made in reliance on subclause (i) above; and

“(o) any Credit Party may (i) make Restricted Junior Payments in the form of repayment, prepayment, redemption or repurchase of Indebtedness outstanding under the Second Lien Credit Agreement or any Permitted Unsecured Notes; provided that at the time of the making thereof, the aggregate amount of each Restricted Junior Payment made in reliance on this clause (o) shall not exceed the amount, if any, by which the aggregate proceeds (net of underwriting discounts and commissions) of the issuance of the Permitted Unsecured Notes on the First Amendment Effective Date exceeds the sum of (x) the aggregate amount of Restricted Junior Payments made by Borrower in reliance on Section 6.4(l) and (y) the Expected Seller Note Repayment; and (ii) make payments of accrued interest and premium on Indebtedness outstanding under the Second Lien Credit Agreement or any Permitted Unsecured Notes arising from any Restricted Junior Payment made in reliance on subclause (i) above.

1.6	Amendments to Section 6.5.

A. Section 6.5(ix) of the Credit Agreement is amended by deleting the word “and” at the end thereof and replacing it with a comma.

B. Section 6.5 of the Credit Agreement is amended by adding the following new clause (x) after clause (ix) appearing therein:

“(x) any restrictions appearing in Permitted Unsecured Notes Agreements as in effect on the date of incurrence of the related Permitted Unsecured Notes”.

C. Section 6.5 of the Credit Agreement is amended by renumbering the existing clause (x) appearing therein as clause (xi), and deleting the phrase “clauses (i) through (ix)” appearing in such clause and inserting the phrase “clauses (i) through (x)” in lieu thereof.

1.7	Amendments to Section 6.6.

A. Section 6.6(p) of the Credit Agreement is amended by deleting the word “and” at the end thereof.

B. Section 6.6 of the Credit Agreement is amended by adding the following new clause (q) after clause (p) appearing therein:

“(q) Investments in the form of acquisition by Holdings or any of its Subsidiaries of the Seller Note, or any portion thereof; and”

C. Section 6.6 of the Credit Agreement is amended by renumbering the existing clause (q) appearing therein as clause (r), and deleting the phrase “clause (q)” appearing in such clause and inserting the phrase “clause (r)” in lieu thereof.

1.8	Amendments to Section 6.7.

A. Section 6.7(b) of the Credit Agreement is amended by deleting the last six lines of the table set forth therein and inserting the following in lieu thereof:

“December 31, 2009	4.75:1.00
March 31, 2010	4.75:1.00
June 30, 2010	4.75:1.00
September 30, 2010	4.75:1.00
December 31, 2010	4.75:1.00
March 31, 2011	4.75:1.00
June 30, 2011	4.75:1.00
September 30, 2011, and thereafter	4.50:1.00”

B. Section 6.7 of the Credit Agreement is amended by inserting the following as new clause (e) thereof:

“(e) First Lien Secured Leverage Ratio. Holdings shall not permit the First Lien Secured Leverage Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending December 31, 2009, to exceed the correlative ratio indicated:”

“Fiscal Quarter End	First Lien Secured Leverage Ratio
December 31, 2009	3.25:1.00
March 31, 2010	3.25:1.00
June 30, 2010	3.25:1.00
September 30, 2010	3.25:1.00
December 31, 2010	3.25:1.00
March 31, 2011	3.25:1.00
June 30, 2011	3.25:1.00
September 30, 2011, and thereafter	3.00:1.00”

1.9	Amendments to Section 6.11.

A. Section 6.11(f) of the Credit Agreement is amended by deleting the word “and” at the end thereof.

B. Section 6.11(g) of the Credit Agreement is amended by deleting the period at the end thereof and replacing it with “; and”.

C. Section 6.11 of the Credit Agreement is amended by adding the following as new clause (h) thereof:

“(h) Holdings or any of its Subsidiaries may acquire the Seller Note, or any portion thereof.”

1.10	Amendments to Section 6.13.

A. Section 6.13(a)(i) of the Credit Agreement is amended by inserting the words “, the Permitted Unsecured Notes Agreements” after the words “the other Credit Documents” appearing therein.

B. Section 6.13(a)(iii)(B) of the Credit Agreement is amended by inserting the words “and the Permitted Unsecured Notes Agreements” after the words “the Related Agreements” appearing therein.

1.11	Amendments to Section 8.1.

A. Section 8.1(l) of the Credit Agreement is amended by deleting clause (ii) thereof and inserting the following new clause (ii) in lieu thereof:

“(ii) this Agreement, the Intercreditor Agreement or any Collateral Document ceases to be in full force and effect (other than by reason of a release of Collateral in accordance with the terms hereof or thereof, the satisfaction in full of the Obligations (other than contingent obligations for which no claim has been made) and cancellation or expiration of all Letters of Credit (unless a Letter of Credit Backstop is in place) in accordance with the terms hereof or the termination thereof in accordance with its terms, and other than, in the case of the Intercreditor Agreement, by reason of the payment in full of the obligations under the Second Lien Credit Agreement in accordance with the terms hereof) or shall be declared null and void, or Collateral Agent shall not have or shall cease to have a valid and perfected Lien in any Collateral purported to be covered by the Collateral Documents (other than Collateral not required to be perfected and Collateral with an aggregate fair market value not exceeding $5,000,000) with the priority required by the relevant Collateral Document, in each case for any reason other than the failure of Collateral Agent or any Secured Party to take any action within its control, or”

1.12	Consent and Waiver.

A. The Lenders hereby consent to the amendment of the Second Lien Credit Agreement in substantially the form of Annex I hereto (the “Second Lien Credit Agreement Amendment”).

B. The Lenders hereby consent, and instruct the Collateral Agent to consent, and the Collateral Agent does hereby so consent, to payments and repurchases of Indebtedness incurred under the Second Lien Credit Agreement (and payments of accrued interest and premium thereon arising therefrom) (i) contemplated by Section II of the Second Lien Credit Agreement or (ii) to the extent otherwise permitted by the terms of the Credit Agreement, as amended by this Amendment (without regard to Sections 6.14 and 6.15 of the Credit Agreement and Section 5.3(b) of the Intercreditor Agreement), and hereby waive the provisions of Sections 6.14 and 6.15 of the Credit Agreement and Section 5.3(b) of the Intercreditor Agreement with respect thereto.

SECTION II. CONDITIONS TO EFFECTIVENESS OF AMENDMENT AGREEMENT

This Amendment shall become effective (except as provided in Section III below) as of the date hereof only upon the satisfaction of the following condition precedent (the date of satisfaction of such condition being referred to herein as the “Amendment Agreement Effective Date”):

A. Execution. Arranger (or its counsel) shall have received (i) a counterpart signature page of this Amendment duly executed by each of the Credit Parties, (ii) a counterpart signature page of the Lender Consent Letter duly executed by Requisite Lenders, (iii) a counterpart signature page of this Amendment duly executed by Administrative Agent and Collateral Agent, and (iv) a counterpart signature page of this Amendment duly executed by Arranger.

SECTION III. CONDITIONS TO EFFECTIVENESS OF AMENDMENTS

The amendments, consents and waivers set forth in Section I of this Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent on or prior to December 15, 2009 (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

A. Amendment Agreement. The Amendment Agreement Effective Date shall have occurred.

B. Fees. Arranger shall have received (i) for the account of each Lender (other than a Defaulting Lender) that executes and delivers a copy of this Amendment to Arranger (or its counsel) at or prior to 1:00 p.m. New York City time, on October 13, 2009 (or such other time or date on which Arranger and Borrower shall agree), a non-refundable amendment fee (the “Amendment Fee”) in an amount equal to 0.25% of the sum of the Revolving Commitments and Term Loans, in each case as of the First Amendment Effective Date (after giving effect to the application of the prepayment described in Section 2.14(g) of the Credit Agreement), of such Lender (it being understood that Borrower shall have no liability for any such Amendment Fee if the First Amendment Effective Date does not occur), and (ii) to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by Borrower pursuant to Section 10.2 of the Credit Agreement.

C. Prepayment. Borrower shall have made the mandatory prepayment referred to in Section 2.14(g) of the Credit Agreement, as amended by this Amendment, and all payments of interest and other amounts payable therewith.

D. Second Lien Credit Agreement Amendment. The Second Lien Credit Agreement Amendment shall have become effective, and the “First Amendment Effective Date” (as defined therein) shall have occurred, and Borrower shall have delivered to Arranger a certificate of a Financial Officer to that effect.

E. Permitted Unsecured Notes Issuance. Borrower shall have, substantially contemporaneously with the First Amendment Effective Date, (a) received an aggregate amount of proceeds (net of underwriting discounts and commissions) from the issuance of the Permitted

Unsecured Notes that is no less than (i) the aggregate amount of Indebtedness outstanding under the Second Lien Credit Agreement that is contemplated to be repurchased by Borrower pursuant to Section II of the Second Lien Credit Agreement Amendment, plus (ii) the Expected Seller Note Repayment, minus (iii) $75,000,000, and (b) made all the repurchases contemplated pursuant to Section II of the Second Lien Credit Agreement Amendment.

F. Notice of Effectiveness. Borrower shall have provided written notice of the occurrence of the First Amendment Effective Date to Administrative Agent and Collateral Agent.

SECTION IV. REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party represents and warrants as of the date hereof to each Lender that the following statements are true and correct:

A. Due Authorization; Valid Agreement. The execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of each Credit Party. This Amendment has been duly executed and delivered by each Credit Party and constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability, regardless of whether considered in a proceeding in equity or at law.

B. Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained herein and in the other Credit Documents will be true and correct in all material respects (except that any representation or warranty that is qualified as to materiality or Material Adverse Effect will be true and correct in all respects) on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (except that any representation or warranty that is qualified as to materiality or Material Adverse Effect is true and correct in all respects) on and as of such earlier date.

C. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION V. ACKNOWLEDGMENT AND CONSENT

Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” under each of the Credit Documents to which it is a party (in each case as such terms are defined in the applicable Credit Document).

Each Guarantor acknowledges and agrees that any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION VI. MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Credit Documents.

(i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Amendment”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

B. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS (WITHOUT REGARD TO CHOICE OF LAW RULES, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) OF THE STATE OF NEW YORK.

D. Exculpation. Arranger, in connection with the execution, delivery and performance of this Amendment, shall have the benefit of all the exculpatory and similar protective provisions that are set forth in Section 9 of the Credit Agreement for the benefit of any Agent (as if Arranger were included in the definition of Agent), together with the benefit of all acknowledgements, agreements and representations by the Lenders provided or made in connection therewith.

E. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:	BOISE PAPER HOLDINGS, L.L.C.

By:
Name: Robert M. McNutt
Title: Senior Vice President &
Chief Financial Officer

GUARANTORS:	BZ INTERMEDIATE HOLDINGS LLC

By:
Name: Robert M. McNutt
Title: Senior Vice President &
Chief Financial Officer

BOISE WHITE PAPER, L.L.C.

BOISE PACKAGING & NEWSPRINT, L.L.C.

BOISE CASCADE TRANSPORTATION HOLDINGS CORP.

BOISE WHITE PAPER SALES CORP.

BOISE WHITE PAPER HOLDINGS CORP.

INTERNATIONAL FALLS POWER COMPANY

MINNESOTA, DAKOTA & WESTERN RAILWAY COMPANY

BEMIS CORPORATION

B C T, INC

By:
Name: Robert M. McNutt
Title: Senior Vice President & Chief Financial Officer

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Administrative Agent and as Collateral Agent

By:
Authorized Signatory

J.P. MORGAN SECURITIES INC., as Arranger

By:
Authorized Signatory

Annex A

ACKNOWLEDGMENT AND CONSENT TO

FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

To:	Goldman Sachs Credit Partners L.P., as Administrative Agent
under the Credit and Guaranty Agreement referred to below

Ladies and Gentlemen:

Reference is made to that certain CREDIT AND GUARANTY AGREEMENT dated as of February 22, 2008 (as amended through the date hereof, the “Credit Agreement”), by and among BOISE PAPER HOLDINGS, L.L.C., a Delaware limited liability company (“Borrower”), the GUARANTORS party thereto, the LENDERS from time to time party thereto, GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as Administrative Agent (“Administrative Agent”) and as Collateral Agent (“Collateral Agent”), TORONTO DOMINION (TEXAS) LLC, as Syndication Agent, and BANK OF AMERICA, N.A. and COBANK, ACB, as Co-Documentation Agents.

Borrower has requested certain amendments to the Credit Agreement on the terms and conditions described in the First Amendment to Credit and Guaranty Agreement to which this Lender Consent Letter is attached as Annex A (the “Amendment”).

Pursuant to Section 10.5 of the Credit Agreement, the undersigned Lender hereby agrees and consents to all of the terms and conditions of the Amendment (including the Lender consents and waivers set forth in Section 1.12 thereof) and authorizes the Administrative Agent to execute the Amendment on behalf of such Lender.

Very truly yours,

Exhibit I

Form of Amendment to Second Lien Credit Agreement